UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2007

XEDAR CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-08356	84-0684753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8310 South Valley Highway, Suite 220
Englewood, CO 80112
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:  (303) 377-0033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into Material Definitive Agreement

See Item 2.01 disclosure below.

Item 2.01    Completion of Acquisition or Disposition of Assets

On March 22, 2007, Xedar Corporation (the “Company”) entered into, closed, and completed a stock purchase transaction whereby the Company acquired all of the issued and outstanding stock of Atlantic Systems Corporation, a Virginia corporation (“Atlantic Systems”) in a stock for stock transaction.  Pursuant and subject to the terms of the Stock Purchase Agreement, dated March 22, 2007 (the “Agreement”), by and among the Company, Atlantic Systems, Don W. Rakestraw, Jeffrey R. Grime, and J.O. McFalls, III (collectively the “Shareholders” and who together constituted all of the shareholders of Atlantic Systems prior to the transaction), the Company purchased all of the issued and outstanding stock of Atlantic Systems from the Shareholders for (i) a closing payment of 3,000,000 shares of the common stock of the Company, and (ii) a post closing payment to be equal to that number of shares of common stock of the Company having a value of $5,108,696 at the time of issuance as more particularly set forth in the Agreement. On July 26, 2007, the Company, Atlantic Systems, and the Shareholders entered into the First Amendment to Stock Purchase Agreement (the “Amendment”) which amended the Agreement to provide that the Shareholders would (in lieu of (ii) above) receive an initial payment of 1,380,802 shares of the Company’s stock in addition to the closing payment of 3,000,000 shares. The Company, in the Company’s discretion, also agreed to issue up to an additional 2,000,000 shares to the Shareholders if Atlantic Systems or its subsidiary receives one or more significant RFPs, RFQs or SOWs from the federal government, or a significant industry participant, and responds to such requests with one or more proposals by December 31, 2007.

There was no material relationship between the Company and Atlantic Systems or the Shareholders, prior to the entry into and performance of the Agreement.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Number	Description
10.1
Stock Purchase Agreement, dated March 22, 2007, by and among Xedar Corporation, a Colorado corporation, Atlantic Systems Corporation, a Virginia corporation, Don W. Rakestraw, Jeffrey R. Grime, and J.O. McFalls, III.

10.2	First Amendment to Stock Purchase Agreement dated July 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2007	Xedar Corporation

	By:	/s/ Hugh Williamson III
Hugh Williamson III
President and CEO

Number	Description
10.1
Stock Purchase Agreement, dated March 22, 2007, by and among Xedar Corporation, a Colorado corporation, Atlantic Systems Corporation, a Virginia corporation, Don W. Rakestraw, Jeffrey R. Grime, and J.O. McFalls, III.

10.2	First Amendment to Stock Purchase Agreement dated July 26, 2007.